Acquisitions	12 Months Ended
Dec. 31, 2011
Acquisitions [Abstract]
Acquisitions

Note 3 — Acquisitions and Dispositions

The Company may from time to time acquire or dispose of assets, subsidiaries or lines of business.  Significant transactions are described below.

  Acquisition of HealthSpring, Inc.

  On January 31, 2012 the Company acquired all of the outstanding shares of HealthSpring, Inc. (“HealthSpring”) for $55 per share in cash and Cigna stock awards, representing an estimated cost of approximately $3.8 billion. HealthSpring provides Medicare Advantage coverage in 11 states and the District of Columbia, as well as a large, national stand-alone Medicare prescription drug business. The Company funded the acquisition with internal cash resources, including cash generated from the issuance of commercial paper in 2012, as well as $2.1 billion of additional debt and $650 million of new equity issued during the fourth quarter of 2011 ($629 million net of underwriting discount and fees).

  Acquisition of FirstAssist

  In November 2011, the Company acquired FirstAssist Group Holdings Limited (“FirstAssist”) for approximately $115 million, using available cash on hand. FirstAssist is based in the United Kingdom and provides travel and protection insurance services that the Company expects will enhance its individual business in the U.K. and around the world.

  In accordance with GAAP, the total purchase price has been allocated to the tangible and intangible net assets acquired based on management's preliminary estimates of their fair values and may change when appraisals are finalized and as additional information becomes available over the next several months. Accordingly, approximately $58 million was allocated to intangible assets, while $56 million has been allocated to goodwill and is reported in the International segment.

  The results of FirstAssist are included in the Company's Consolidated Financial Statements from the date of acquisition. The pro forma effect on total revenues and net income assuming the acquisition had occurred as of January 1, 2010 were not material to the Company's total revenues and shareholders' net income for the years ended December 31, 2011 and 2010.

  Reinsurance of Run-off Workers' Compensation and Personal Accident Business

  On December 31, 2010, the Company essentially exited from its workers' compensation and personal accident reinsurance business by purchasing retrocessional coverage from a Bermuda subsidiary of Enstar Group Limited and transferring administration of this business to the reinsurer. Under the reinsurance agreement, Cigna is indemnified for liabilities with respect to its workers' compensation and personal accident reinsurance business to the extent that these liabilities do not exceed 190% of the December 31, 2010 net reserves. The Company believes that the risk of loss beyond this maximum aggregate is remote. The reinsurance arrangement is secured by assets held in trust. Cash consideration paid to the reinsurer was $190 million. The net effect of this transaction was an after-tax loss of $20 million ($31 million pre-tax), primarily reported in other operating expenses in the Run-off Reinsurance segment.

  Sale of Workers' Compensation and Case Management Business

On December 1, 2010 the Company completed the sale of its workers' compensation and case management business to GENEX Holdings, Inc. The Company recognized an after-tax gain on sale of $11 million ($18 million pre-tax) which was reported in other revenues in the Disability and Life segment. Proceeds of the sale were received in preferred stock of GENEX Holdings, Inc., resulting in the Company becoming a minority shareholder in GENEX Holdings, Inc. This investment is classified in other long-term investments and accounted for using the equity method of accounting.

  Acquisition of Vanbreda International

On August 31, 2010, the Company acquired 100% of the voting stock of Vanbreda International NV (Vanbreda International), based in Antwerp, Belgium for a cash purchase price of $412 million. Vanbreda International specializes in providing worldwide medical insurance and employee benefits to intergovernmental and non-governmental organizations, including international humanitarian operations, as well as corporate clients. Vanbreda International's market leadership in the intergovernmental segment complements the Company's position in providing global health benefits primarily to multinational companies and organizations and their globally mobile employees in North America, Europe, the Middle East and Asia.

In accordance with GAAP, the total purchase price has been allocated to the tangible and intangible net assets acquired based on management's estimates of their fair values. Accordingly, approximately $210 million was allocated to intangible assets, primarily customer relationships. The weighted average amortization period is 15 years. The condensed balance sheet at the acquisition date was as follows:

(In millions)
Investments	$39
Cash and cash equivalents	73
Premiums, accounts and notes receivable	22
Property and equipment	1
Deferred income taxes	(71)
Goodwill	229
Other assets, including other intangibles	220
Total assets acquired	513

Accounts payable, accrued expenses and other liabilities	101
Total liabilities acquired	101

Net assets acquired	$412

Goodwill was allocated to the International segment. For foreign tax purposes, the acquisition of Vanbreda International was treated as a stock purchase. Accordingly, goodwill and other intangible assets will not be amortized for foreign tax purposes but may reduce the taxability of earnings repatriated to the U.S. by Vanbreda International.

The results of Vanbreda International are included in the Company's Consolidated Financial Statements from the date of acquisition. The pro forma effect on total revenues and net income assuming the acquisition had occurred as of January 1, 2009 was not material to the Company's total revenues and shareholders' net income for the years ended December 31, 2010 or 2009.